                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): October 12, 2004
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                             000-50954              48-1109495
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(State or other jurisdiction            (Commission          (IRS Employer
 of incorporation)                      File Number)         Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv      61580 Israel
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       (Address of principal executive offices)                      (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  OTHER EVENTS.

      On October 12, 2004,  Ness  Technologies,  Inc. (the  "Company")  issued a press release announcing that the underwriters of its initial public offering of
11,672,000 shares of its common stock,  $0.01 par value per share, had exercised their  over-allotment  option to purchase an additional  1,750,800 shares of its common stock. The press release is being filed as an exhibit to this Form 8-K.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

           Exhibits

           EXHIBIT NO.             EXHIBITS

           99.1                    Press Release dated October 12, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                              NESS TECHNOLOGIES, INC.

Dated: October 12, 2004                       By: /s/ Yaron Garmazi
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                                                 Name:  Yaron Garmazi
                                                 Title: Chief Financial Officer